UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: July 5, 2022

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensatory Arrangements of Certain Officers.

Executive Bonus Plan 2022

On July 5, 2022, the Board of Directors (the “Board”) of Oragenics approved the 2022 bonus program objectives for Ms. Kimberly Murphy, Mr. Michael Sullivan, and Dr. Martin Handfield as recommended by the Compensation Committee. The percentages are weighted for purposes of determining bonuses, if any, for the Company’s executive officers with respect to 2022 performance (the “2022 Bonus Program”). Under such cash bonus program, Ms. Murphy, Mr. Sullivan, and Dr. Handfield are eligible for cash bonuses of up to 50%, 35% and 25% of their respective base salaries or $215,000, $87,500, and $55,800 respectively, (each a “Bonus Target”) with Ms. Murphy’s cash bonus being pro-rated for the portion of the year in which she is employed as provided in her Executive Employment Agreement.

The bonuses payable to Ms. Murphy are to be based upon the achievement of the following objectives:

(i) Up to 50% of the Bonus Target for the vaccine development program’s Phase I clinical trial;

(ii) Up to 20% of the Bonus Target for the Company’s raising of additional capital;

(iii) Up to 7.5% of the Bonus Target for lantibiotic research and development planning;

(iv) Up to 7.5% of the Bonus Target for the Company’s share performance;

(v) Up to 7.5% of the Bonus Target for strategic planning initiatives; and

(vi) Up to 7.5% of the Bonus Target related to ensuring legal and regulatory compliance across the business.

The bonuses payable to Mr. Sullivan are to be based upon the achievement of the following objectives:

(i) Up to 40% of the Bonus Target for financial performance objectives including the Company’s raising of additional capital, budgeting and financial planning;

(ii) Up to 20% of the Bonus Target for strategic planning initiatives;

(iii) Up to 20% of the Bonus Target for the Company’s share performance; and

(iv) Up to 20% of the Bonus Target for external corporate communications, physical location management, and personnel development.

The bonuses payable to Dr. Handfield are to be based upon the achievement of the following objectives:

(i) Up to 50% of the Bonus Target for lantibiotic research and development and regulatory filings;

(ii) Up to 20% of the Bonus Target for the vaccine development program, including pending toxicology study;

(iii) Up to 15% of the Bonus Target for strategic initiatives regarding the Company’s antivirals program research and development; and

(iv) Up to 15% of the Bonus Target for administrative, management, and regulatory compliance matters.

The executive officers’ actual bonuses for fiscal year 2022 may exceed 100% of their 2022 Bonus Target percentage in the event performance exceeds the predetermined goals and/or upon the achievement of other specified goals, including stretch goals.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 8th day of July, 2022.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan
Chief Financial Officer